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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices)(Zip code)

Steven J. Fredricks

Chief Legal Officer & Chief Compliance Officer

Madison Asset Management, LLC

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2022

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

Semi-Annual Report

June 30, 2022

MADISON COVERED CALL &
EQUITY STRATEGY FUND (MCN)

Active Equity Management combined
with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Review of Period

What happened in the market during the first half of 2022?

Late last year seemed to provide the last gasp of the bull market. As we entered the new year with a market that was expensively valued, we were immediately hit with the prospect of a new Covid variant and concerns that we could fall back to sharp shutdowns. This lead the equity markets to tip toward an ultimate bear market environment. Looking back on past bear markets, most will agree that they’re not particularly fun experiences while they’re happening, but they ultimately lead to the next bull market and better times. However, while in the midst of a bear market, as we are now, it is particularly unsettling when we look into the abyss and can’t really see the bottom yet. Following many years of very easy money (quantitative easing, zero rates, massive fiscal spending) it seemed that the good times would go on forever. As the global economy rebounded from the Covid shutdown, rather than pull back from such policies, they were expanded. The patient was recovering but the doctors kept increasing the meds. The excess demand that was created ran into a supply problem in the form of supply chain constraints and the inevitable inflationary impact began. The Ukraine invasion and Russian sanctions further exacerbated the supply side. Whether one believes that the inflation conundrum is all Putin’s fault or Covid’s fault, the root cause is too much money chasing a limited amount of goods/services be they petroleum products, real estate, food and until this year, stocks and bonds. Supply that is constrained by exogenous shocks such as war and pestilence can certainly make things worse but excessive demand that has been created by years of free money makes achieving an equilibrium much more difficult.

So now that inflation is officially “not transient”, how does it get fixed. Well, the immediate solution is to raise interest rates to choke off the excess demand. But, choking off demand has an annoying tendency of causing a recession which we now all expect but don’t really know the potential severity of. Cutting back on monetary stimulus (now called quantitative tightening) and dialing back on massive fiscal stimulus packages will also help curtail inflationary inclinations but when markets and consumers have become accustomed to “easy money” the transition to “tight money” can be painful. Historically, raising rates and tightening monetary conditions are tools used to slow an overheating economy not one that is already heading for or in a recession. That’s where we sit today. Policy makers appear to be fully out of sync with economic reality and are likely to make matters much worse than they might otherwise be. Another solution could be to revert to the prior easy money regime and start the printing press again. This is unlikely unless we experience a very severe recession. In the absence of a severe recession, returning to quantitative easing would simply erode the credibility of the Fed even further than it has already been damaged not to mention that it would only be setting up the economy for an even more massive recession at some point in the future. The chickens will, at some point, come home to roost. Finally, one can simply hope that inflation comes down on its own when everything else on the planet normalizes. This could happen and would result in the best solution but hope is usually not a strategy that one can bank on. So, should we wish for a hard enough recession to reset the market or a return to the go-go easy money environment that will put off the inevitable pain or should we just cross our fingers and hope. Bear markets don’t usually give us many good alternatives.

How did the Fund perform given the marketplace conditions during the first six months of 2022?

The Fund performed exceptionally well in a difficult market environment during the first half of 2022. Over the full six months ending June 30, 2022, the Fund’s Net Asset Value (NAV) declined -5.4%, well ahead of the CBOE S&P BuyWrite Index (BXM) return of -10.2% and the S&P 500’s -20% loss. The Fund’s market price fell -11.2% as its premium to NAV narrowed from 7.7% at the the beginning of the year to 1.2% at June 30.

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MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 202

The Fund entered the year defensively postured following a very strong run-up in the market during the final quarter of 2021. High option coverage and a high cash level combined to help buffer the market downside. In addition, the Fund’s elevated exposure to the Energy sector was well rewarded as its 30%+ return dominated all other market sectors, none of which were able to post positive returns. The positive relative performance has been driven primarily by the Fund’s underlying equity holdings and its exposure to more cyclically oriented sectors.

At last year end, the Fund had 83.1% of its equity exposure covered by call options and remained significantly covered during most of the period. Despite a rally in late March, we remained concerned about the potential for continued downside. This was realized as the market continued to fall for most of the 2nd quarter. At period end, the Fund was 80.2% covered. With respect to cash levels, the Fund began the period with 21% in cash and worked the level lower near the end of the period following most of the market decline. At the end of June, the Fund’s cash level was approximately 11%. In such a significantly declining market environment, both option coverage and cash levels were very additive to the Fund’s strong relative performance.

Over the full period, individual stock performance was also very additive to overall performance. As noted, the Energy sector was significantly higher despite the market’s decline and the Fund’s individual energy holdings performed very well. All energy holdings rose in excess of 20% during the period led by Range Resources, Apache and EOG Resources. T-Mobile was also a very positive performer following its successful merger with Sprint with its commensurate scale, spectrum and merger cost savings benefits coming to the fore. Archer Daniels Midland was a very additive holding particularly as inflation concerns began to dominate investor sentiment. Technology and Consumer Discretionary holdings were among those hardest hit in the market decline. Paypal and Adobe were laggards during the period as valuation multiples compressed sharply in the tech sector. Retailers also suffered as inflation, supply chain issues, labor shortages and Covid concerns continued to pressure consumer buying patterns. TJ Maxx was the Fund’s weakest performer in that space. Medical device maker Stryker was also relatively weak as Omicron variant concerns stalled the comeback in elective surgeries across the country.

As noted, the Energy sector was up sharply during the period while no other sector recorded positive performance. The Fund entered the year with a meaningful overweighted position in the Energy sector which performed very strongly leading up to the Russian invasion of Ukraine and was then elevated further as the global risk premium on crude oil and natural gas spiked as a result of the invasion. We took profits in the sector following the invasion and then increased our holdings later in the period as a resurgence of Covid in China threatened oil demand and provided an opportunity to increase our exposure opportunistically. The Fund was also relatively lightly exposed to the Technology sector which was among the weakest during the period. We have been looking to add somewhat to this area but would prefer to be more aggressive at lower levels. The Fund gave up some relative performance due to its small underweight in the Consumer Staples and Health Care sectors which both declined less than the overall market.

SHARE PRICE AND NAV PERFORMANCE FOR MADISON COVERED CALL & EQUITY STRATEGY FUND

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MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - continued | June 30, 202

Describe the Fund’s portfolio equity and option structure:

As of June 30, 2022, the Fund held 41 equity securities and unexpired call options had been written against 80.2% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, as of June 30, all but 1 of the Fund’s call options (42 of 43 different options) remained “out-of-the-money.” (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder). On average, the Fund’s call options had 38.9 days to expiration.

Which sectors are prevalent in the Fund?

From a sector perspective, MCN’s largest exposure as of June 30, 2022 was to the Technology sector (although significantly below the S&P 500 weight) followed by the Consumer Discretionary, Health Care, Communication Services, Energy, Financials and Industrial sectors. This was followed by smaller exposures in the Utilities, Materials, Real Estate and Consumer Staples sectors. The Fund had a small exposure to an industry specific Exchange Traded Fund.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 6/30/22
Communication Services	10.1%
Consumer Discretionary	11.9%
Consumer Staples	1.6%
Energy	9.4%
Financials	8.6%
Health Care	10.2%
Industrials	8.1%
Information Technology	15.2%
Materials	4.9%
Real Estate	1.8%
Utilities	5.9%
Short Term Investment	0.9%
Exchange Traded Funds	11.4%

TOP TEN EQUITY HOLDINGS AS OF 6/30/22
% of Total Investments
T-Mobile U S. , Inc.	4.9%
Fiserv, Inc.	3.9%
AES Corp.	3.6%
Baker Hughes Co.	3.5%
CVS Health Corp.	3.1%
Comcast Corp.	3.1%
Honeywell International, Inc.	3.0%
Barrick Gold Corp.	2.9%
Gilead Sciences, Inc.	2.9%
Las Vegas Sands Corp.	2.9%

Discuss the Fund’s security and option selection process:

The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use Fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the Fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be

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MCN | Madison Covered Call & Equity Strategy Fund | Review of Period (unaudited) - concluded | June 30, 202

written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What is the management’s outlook for the market and Fund for the remainder of 2022?

The market’s decline this year can be mainly attributed to price/earnings multiple compression. Multiples typically compress when rates move higher and earnings growth declines. However, earnings expectations have not yet declined. In fact, S&P 500 earnings expectations for 2023 have actually increased since the beginning of the year. We expect that earnings expectations will be forced lower in the near term, potentially putting additional downside pressure on the overall market. In other words, we don’t think we’re out of the woods quite yet. A recession is definitely on the horizon and may have already started in the 2nd quarter. The ultimate depth of the recession is the tricky part to estimate. In recent weeks, most commodities including petroleum products, industrial metals and agricultural commodities have dropped in price. If the recession is deemed to be severe, prices may continue to fall and act as a tonic to the existing inflationary pressures. However, China is slowly awakening from severe Covid lockdowns, energy demand remains high despite some demand destruction due to higher prices and supply chain issues remain problematic. A very severe recession would likely crush demand and solve the inflation problem but would be extremely painful. Would the Fed intervene in such a scenario and turn the money taps on again? Probably. As that’s one of the major things that got us into this mess, be careful what you wish for.

While we have a lot of inflation right now, what we’re short on is clarity. In such uncertain times, being defensive is a prudent course forward. Our posture remains the same steady into the storm.

INDEX DEFINITIONS

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The CBOE S&P 500 Buy/Write Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) call options of one-month duration against those positions.

Past performance is no guarantee of future results.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Portfolio of Investments (unaudited)

	Shares	Value (Note 2,3)
COMMON STOCKS - 88.5%
Communication Services - 10.1%
Alphabet, Inc., Class C * (A)	700	1,531,215
Comcast Corp., Class A	111,500	4,375,260
Lumen Technologies, Inc.	124,000	1,352,840
T-Mobile U.S., Inc. * (A)	52,000	6,996,080
		14,255,395
Consumer Discretionary - 12.1%
Amazon com, Inc. * (A)	20,000	2,124,200
Home Depot, Inc. (A)	13,000	3,565,510
Las Vegas Sands Corp. * (A)	124,000	4,165,160
Nordstrom, Inc. (A)	113,000	2,387,690
Starbucks Corp. (A)	20,000	1,527,800
TJX Cos., Inc. (A)	56,500	3,155,525
		16,925,885
Consumer Staples - 1.7%
Archer-Daniels-Midland Co. (A)	30,000	2,328,000
Energy - 9.5%
APA Corp. (A)	97,000	3,385,300
Baker Hughes Co. (A)	171,000	4,936,770
EOG Resources, Inc. (A)	23,500	2,595,340
Transocean Ltd. *	740,000	2,464,200
		13,381,610
Financials - 8.6%
Aflac, Inc. (A)	25,000	1,383,250
BlackRock, Inc. (A)	5,550	3,380,172
CME Group, Inc. (A)	7,000	1,432,900
JPMorgan Chase & Co. (A)	31,700	3,569,737
Travelers Cos., Inc. (A)	14,000	2,367,820
		12,133,879
Health Care - 10.3%
CVS Health Corp. (A)	47,000	4,355,020
Gilead Sciences, Inc. (A)	66,100	4,085,641
Medtronic PLC (A)	29,300	2,629,675
Stryker Corp. (A)	17,000	3,381,810
		14,452,146
Industrials - 8.2%
3M Co. (A)	12,500	1,617,625
FedEx Corp. (A)	11,000	2,493,810
Honeywell International, Inc. (A)	25,000	4,345,250
PACCAR, Inc. (A)	36,500	3,005,410
		11,462,095
Information Technology - 15.3%
Adobe, Inc. * (A)	9,600	3,514,176
Analog Devices, Inc. (A)	18,500	2,702,665
Ciena Corp. * (A)	25,000	1,142,500
Fiserv, Inc. * (A)	62,000	5,516,140
Microsoft Corp. (A)	6,000	1,540,980
PayPal Holdings, Inc. * (A)	44,300	3,093,912
Visa, Inc., Class A (A)	20,500	4,036,245
		21,546,618

Materials - 4.9%
Barrick Gold Corp.	233,500	4,130,615
Newmont Corp. (A)	47,000	2,804,490
		6,935,105
Real Estate - 1.8%
American Tower Corp., REIT (A)	10,000	2,555,900
Utilities - 6.0%
AES Corp. (A)	243,000	5,105,430
NextEra Energy, Inc. (A)	43,000	3,330,780
		8,436,210
Total Common Stocks
(Cost $158,280,113)		124,412,843

EXCHANGE TRADED FUNDS - 0.9%

VanEck Gold Miners ETF	46,900	1,284,122

Total Exchange Traded Funds
(Cost $1,833,807)		1,284,122

SHORT-TERM INVESTMENTS - 11.6%

State Street Institutional U.S. Government Money Market Fund, 1.43%, Premier Class (B)	16,233,235	16,233,235

Total Short-Term Investments
(Cost $16,233,235)		16,233,235

TOTAL INVESTMENTS - 101.0% (Cost $176,347,155**)		141,930,200

TOTAL CALL & PUT OPTIONS WRITTEN - (1.0%)		(1,357,200)

NET OTHER ASSETS AND LIABILITIES – (0.0)%		(40,828)

TOTAL NET ASSETS - 100.0%		$140,532,172

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $176,770,632.
(A)	All or a portion of these securities’ positions, with a value of $112,089,928, represent covers (directly or through conversion rights) for outstanding options written.
(B)	7-day yield.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

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MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments (unaudited) - continued | June 30, 2022

Written Option Contracts Outstanding at June 30, 2022

							Unrealized
	Exercise	Expiration	Number of	Notional		Premiums	Appreciation
Description	Price	Date	Contracts	Amount	Fair Value	(Received)	(Depreciation)
Call Options Written
3M Co.	$140.00	8/19/22	(125)	$(1,750,000)	$(21,125)	$(21,441)	$316
Adobe, Inc.	475.00	7/15/22	(18)	(855,000)	—	(15,641)	15,641
Adobe, Inc.	500.00	7/15/22	(78)	(3,900,000)	(1,092)	(47,503)	46,411
AES Corp.	24.00	8/19/22	(1,215)	(2,916,000)	(21,263)	(59,499)	38,236
Aflac, Inc.	60.00	8/19/22	(250)	(1,500,000)	(13,750)	(43,574)	29,824
Alphabet, Inc.	2,500.00	8/19/22	(7)	(1,750,000)	(23,555)	(29,680)	6,125
Amazon com, Inc.	125.00	7/15/22	(10)	(125,000)	(180)	(46,274)	46,094
American Tower Corp.	250.00	7/15/22	(100)	(2,500,000)	(102,000)	(54,563)	(47,437)
Analog Devices, Inc.	165.00	8/19/22	(185)	(3,052,500)	(32,375)	(52,333)	19,958
APA Corp.	55.00	7/15/22	(300)	(1,650,000)	(750)	(52,179)	51,429
Archer-Daniels-Midland Co.	92.50	7/15/22	(180)	(1,665,000)	—	(25,914)	25,914
Archer-Daniels-Midland Co.	85.00	9/16/22	(120)	(1,020,000)	(22,800)	(19,076)	(3,724)
Baker Hughes Co.	40.00	7/15/22	(855)	(3,420,000)	—	(74,632)	74,632
BlackRock, Inc.	660.00	8/19/22	(55)	(3,630,000)	(71,500)	(88,807)	17,307
Ciena Corp.	50.00	10/21/22	(250)	(1,250,000)	(60,000)	(53,496)	(6,504)
CME Group, Inc.	220.00	9/16/22	(70)	(1,540,000)	(32,550)	(27,927)	(4,623)
CVS Health Corp.	100.00	7/15/22	(347)	(3,470,000)	(4,858)	(61,869)	57,011
CVS Health Corp.	100.00	8/19/22	(123)	(1,230,000)	(13,837)	(20,830)	6,993
EOG Resources, Inc.	130.00	8/19/22	(235)	(3,055,000)	(54,638)	(86,707)	32,069
FedEx Corp.	230.00	7/15/22	(110)	(2,530,000)	(60,775)	(54,582)	(6,193)
Fiserv, Inc.	100.00	8/19/22	(310)	(3,100,000)	(32,550)	(47,730)	15,180
Fiserv, Inc.	110.00	9/16/22	(310)	(3,410,000)	(14,725)	(78,729)	64,004
Gilead Sciences, Inc.	65.00	8/19/22	(661)	(4,296,500)	(64,117)	(87,356)	23,239
Home Depot, Inc.	300.00	7/15/22	(31)	(930,000)	(1,736)	(23,528)	21,792
Home Depot, Inc.	290.00	8/19/22	(99)	(2,871,000)	(74,003)	(89,336)	15,333
Honeywell International, Inc.	190.00	7/15/22	(205)	(3,895,000)	(4,612)	(42,838)	38,226
Honeywell International, Inc.	200.00	7/15/22	(45)	(900,000)	—	(17,953)	17,953
JPMorgan Chase & Co.	125.00	8/19/22	(160)	(2,000,000)	(17,600)	(26,502)	8,902
Las Vegas Sands Corp.	40.00	8/19/22	(620)	(2,480,000)	(63,240)	(68,726)	5,486
Medtronic PLC	110.00	7/15/22	(293)	(3,223,000)	—	(42,183)	42,183
Microsoft Corp.	300.00	7/15/22	(60)	(1,800,000)	(450)	(31,354)	30,904
Newmont Corp.	75.00	7/15/22	(220)	(1,650,000)	(550)	(28,872)	28,322
Newmont Corp.	72.50	8/19/22	(250)	(1,812,500)	(8,250)	(60,546)	52,296
NextEra Energy, Inc.	77.50	7/15/22	(430)	(3,332,500)	(76,325)	(81,377)	5,052
Nordstrom, Inc.	32.50	10/21/22	(1,130)	(3,672,500)	(48,590)	(230,482)	181,892
PACCAR, Inc.	90.00	8/19/22	(365)	(3,285,000)	(36,500)	(76,273)	39,773
PayPal Holdings, Inc.	100.00	7/15/22	(443)	(4,430,000)	(1,772)	(81,838)	80,066
Starbucks Corp.	80.00	8/19/22	(200)	(1,600,000)	(52,200)	(32,395)	(19,805)
Stryker Corp.	250.00	7/15/22	(107)	(2,675,000)	—	(52,319)	52,319
Stryker Corp.	220.00	8/19/22	(63)	(1,386,000)	(14,805)	(21,386)	6,581
T-Mobile U.S. , Inc.	135.00	7/15/22	(310)	(4,185,000)	(94,085)	(99,037)	4,952
T-Mobile U.S. , Inc.	140.00	8/19/22	(210)	(2,940,000)	(91,875)	(68,397)	(23,478)
TJX Cos., Inc.	67.50	7/15/22	(285)	(1,923,750)	(1,567)	(47,284)	45,717
TJX Cos., Inc.	70.00	7/15/22	(280)	(1,960,000)	—	(41,743)	41,743
Travelers Cos., Inc.	175.00	10/21/22	(140)	(2,450,000)	(100,100)	(69,854)	(30,246)
Visa, Inc.	210.00	7/15/22	(205)	(4,305,000)	(20,500)	(92,037)	71,537
Total Options Written, at Value					$(1,357,200)	$(2,576,602)	$1,219,402

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Statement of Assets and Liabilities as of June 30, 2022 (unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$141,930,200
Receivables:
Investments sold	90,167
Dividends and Interest	58,689
Other assets	152
Total assets	142,079,208

Liabilities:
Payables:
Advisory agreement fees	97,365
Administrative services agreement fees	31,644
Dividends	60,827
Options written, at value (premium received $2,576,602)	1,357,200
Total liabilities	1,547,036
Net assets	$140,532,172

Net assets consist of:
Common Stock/Shares:
Paid-in capital in excess of par	$173,351,586
Net Accumulated earnings (loss)	(32,819,414)
Net Assets	$140,532,172

Capital Shares Issued and Outstanding (Note 9)	20,989,164
Net Asset Value per share	$ 6 70

† Cost of Investments in unaffiliated securities	$176,347,155

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Statement of Operations for the Six Months Ended June 30, 2022 (unaudited)

Investment Income:
Interest	$24,510
Dividends
Unaffiliated issuers	1,185,933
Less: Foreign taxes withheld/reclaimed	(10,545)
Income from securities lending	284
Total investment income	1,200,182
Expenses (Note 4):
Advisory agreement fees	611,419
Administrative services agreement fees	198,711
Trustee fees	18,348
Other expenses	186
Total expenses	828,664
Net Investment Income	371,518
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	96,771
Options written	4,164,045
Unaffiliated issuers	3,154,750
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options purchased	1,863,005
Options written	487,074
Unaffiliated issuers	(18,327,686)
Net Realized and Unrealized Loss on Investments	(8,562,041)
Net Decrease in Net Assets from Operations	$(8,190,523)

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Statement of Changes in Net Assets

	(unaudited) Six- Months Ended 6/30/22	Year Ended 12/31/21
Net Assets at beginning of period	$156,219,786	$148,475,062
Increase (decrease) in net assets from operations:
Net investment income	371,518	254,814
Net realized gain	7,415,566	13,277,772
Net change in unrealized appreciation (depreciation)	(15,977,607)	9,040,542
Net increase (decrease) in net assets from operations	(8,190,523)	22,573,128
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains)	(7,554,729)	(12,559,719)
Return of capital	–	(2,532,497)
Total distributions	(7,554,729)	(15,092,216)
Capital Stock transactions:
Newly issued to shareholders in reinvestment of distributions	57,638	263,812
Increase from capital stock transactions	57,638	263,812
Total increase (decrease) in net assets	(15,687,614)	7,744,724
Net Assets at end of period	$140,532,172	$156,219,786
Capital Stock transactions:
Newly issued shares reinvested	7,614	34,626
Increase from capital shares transactions	7,614	34,626

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Financial Highlights for a Share of Beneficial Interest Outstanding

	(unaudited) Six-Months Ended	Year Ended December 31,
	6/30/22	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$7.45	$7.09	$7.35	$6.91	$8.27	$8.41
Income from Investment Operations:
Net investment income (loss)	0.02	0.01	0.04	0.08	0.10	0.09
Net realized and unrealized gain (loss) on investments	(0.41)	1.07	0.42	1.08	(0.74)	0.49
Total from investment operations	(0.39)	1.08	0.46	1.16	(0.64)	0.58
Less Distributions From:
Net investment income	(0.36)	(0.60)	(0.50)	(0.47)	(0.51)	(0.55)
Return of Capital	—	(0.12)	(0.22)	(0.25)	(0.21)	(0.17)
Total distributions	(0.36)	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	(0.75)	0.36	(0.26)	0.44	(1.36)	(0.14)
Net Asset Value at end of period	$6.70	$7.45	$7.09	$7.35	$6.91	$8.27
Market Value at end of period	$6.78	$8.02	$6.75	$6.63	$6.16	$7.72
Total Return
Net asset value (%)[1]	(5.46)[3]	15.36	7.72	17.39	(8.37)	7.14
Market value (%)[2]	(11.24)[3]	30.44	15.22	19.83	(11.79)	9.77
Ratios/Supplemental Data
Net Assets at end of period (in 000‘s)	$140,532	$156,220	$148,475	$153,963	$144,686	$159,377
Ratios of expenses to average net assets (%)	1.08 [5]	1.08	1.07	1.07 [4]	1.17 [4]	1.13 [4]
Ratio of net investment income to average net assets (%)	0.49 [5]	0.16	0.61	1.15	0.75	1.13
Portfolio turnover (%)	40 [3]	178	128	114	114	152

[1]	Total net asset value return is calculated based on changes in the net asset value per share for the period reported on. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value amount on the date of the distribution.
[2]	Total market value return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. Total market value return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
[3]	Not annualized.
[4]	Includes Board-approved expenses related to special and annual meetings that took place during the year.
[5]	Annualized.

See accompanying Notes to Financial Statements.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

Investment Transactions and Investment Income: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Covered Call and Put Options: An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has

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an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.

When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Distributions to Shareholders: The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (“GAAP”). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.

Recently Issued Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

On December 3, 2020, the Securities and Exchange Commission (SEC) adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

3. FAIR VALUE MEASUREMENTS

The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements (unaudited) - continued | June 30, 2022

particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value for the period ended June 30, 2022, maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classifications levels during the period ended June 30, 2022. As of and during the period ended June 30, 2022, the Fund did not hold securities deemed as a Level 3.

The following is a summary of the inputs used as of June 30, 2022, in valuing the Fund’s investments carried at fair value:

				Value at
Description	Level 1	Level 2	Level 3	6/30/22
Assets:[1]
Common Stocks	$124,412,843	$—	$—	$124,412,843
Exchange Traded Funds	1,284,122	—	—	1,284,122
Short-Term Investments	16,233,235	—	—	16,233,235
	$141,930,200	$—	$—	$141,930,200
Liabilities:[1]
Options Written	$(1,357,200)	$—	$—	$(1,357,200)

[1]	Please see the Portfolio of Investments for a listing of all securities within each category.

4. ADVISORY, ADMINISTRATIVE SERVICES AND OTHER EXPENSES

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and interested trustees of the Fund. For these services, the Fund pays the Adviser an advisory fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the Fund’s average daily net assets.

Under a separate Administrative Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: compliance services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, a fidelity bond, and directors and officers/errors

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements (unaudited) - continued | June 30, 2022

and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s average daily net assets. Not included in this fee and, therefore, the responsibility of the Fund are “excluded expenses” and “transitional expenses.” Excluded expenses consist of (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.) (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); and (iv) Independent Trustees compensation, including Lead Independent Trustee compensation.

Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates.

5. SECURITIES LENDING

The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.

Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. treasuries or government securities. As of June 30, 2022, the Fund did not have any securities on loan to brokers/dealers.

6. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

The following table presents the types of derivatives in the fund by location and as presented on the Statement of Assets and Liabilities as of June 30, 2022.

	Statement of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Options purchased	$-	Options written	$(1,357,200)

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements (unaudited) - continued | June 30, 2022

The following table presents the effect of derivative instruments on the Statement of Operations for the period ended June 30, 2022.

Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Options Purchased	Equity	$96,771	$1,863,005
Options Written	Equity	4,164,045	487,074
		$4,260,816	$2,350,079

The average volume (based on the open positions at each month-end) of derivative activity during the period ended June 30, 2022.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	51	12,291

(1)	Number of Contracts

7. FEDERAL INCOME TAX INFORMATION

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.

At June 30, 2022, the aggregate gross unrealized appreciation (depreciation) and net unrealized depreciation for all securities, as computed on a federal income tax basis for the fund were as follows:

Cost	$176,770,632
Gross appreciation	1,754,456
Gross depreciation	(35,375,486)
Net depreciation	$(33,621,030)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and certain market-to-market investments.

8. INVESTMENT TRANSACTIONS

During the period ended June 30, 2022, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $67,944,020 and $52,703,291 respectively. No long-term U.S. government securities were purchased or sold during the period.

9. CAPITAL

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 20,989,164 shares issued and outstanding as of June 30, 2022. During the period ended June 30, 2022, 7,614 shares were issued and reinvested, per the Dividend Reinvestment Plan, since the Fund was trading at a premium. There were no shares issued and reinvested for the period ended June 30, 2022.

10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements (unaudited) - continued | June 30, 2022

11. DISCUSSION OF RISKS

Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Derivatives Risk: The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements (unaudited) - continued | June 30, 2022

cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Slowing global economic growth, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Mid-Cap Company Risk: Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

Additional Risks: While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

12. SUBSEQUENT EVENTS

Management has evaluated all subsequent events through the date the financial statements were available for issue. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Other Information (unaudited)

ADDITIONAL INFORMATION

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the funds to vote proxies related to portfolio securities is available to shareholders at no cost on the funds’ website at www.madisonfunds.com or by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the funds for the most recent twelvemonth period ended June 30 are available to shareholders at no cost 1-800-SEC-0330 on the SEC’s website at www.sec.gov.

REGULATION REGARDING DERIVATIVES

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022.Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Dividend Reinvestment Plan (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

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MCN | Madison Covered Call & Equity Strategy Fund | June 30, 2022

Board of Trustees Richard E. Struthers Scott

C. Jones

Steven P. Riege

Officers

Patrick F. Ryan

President

Paul A. Lefurgey

Interested Trustee

and Vice President

Greg D. Hoppe

Vice President and

Chief Financial Officer

Holly S. Baggot Secretary and Assistant Treasurer Steven J. Fredricks Chief Compliance Officer & Assistant Secretary	Investment Adviser and Administrator Madison Asset Management, LLC 550 Science Drive Madison, WI 53711 Custodian State Street Bank Kansas City, Missouri	Transfer Agent Computershare Investor Services, LLC Canton, Massachusetts Independent Registered Public Accounting Firm Deloitte & Touche LLP Chicago, Illinois

Question concerning your shares of Madison Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233

This report is sent to shareholders of Madison Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 368-3195 and is available on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 368-3195 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

In September 2021, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes- Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, including in filings with the SEC on forms N-CSR and N-PORT, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

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madisonfunds.com.

550 Science Drive

Madison, WI 53711

800.368.3195

Item 2. Code of Ethics.

Not applicable in semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable in semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable in semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable in semi-annual report.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

(a) None*

(b) None*

*Note to Item 9: As announced and disclosed in the registrant’s prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan’s dividend reinvestment requirements.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable in semi-annual report.

Item 13. Exhibits.

(a)       (1) Code of Ethics – See Item 2

(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act – filed herewith

(3) Not applicable

(4) There was no change in the registrant’s independent accountant for the period covered by this report

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act – Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Steven J. Fredricks
Steven J. Fredricks, Chief Compliance Officer
Date: August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer
Date: August 29, 2022

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer and Principal Accounting Officer
Date: August 29, 2022